                                    Exhibit 1

                      TRANSACTIONS IN SHARES OF THE COMPANY
                         DURING THE PAST SIXTY (60) DAYS


         The Reporting Persons engaged in the following transactions in Shares of the Company during the past sixty (60) days. All transactions involved purchases of Shares on the New York Stock Exchange, unless marked (P) or (T) in the second column to indicate a purchase on the Pacific Stock Exchange or in the Third Market, respectively.



----------------------------------------------------------------------------------------------------------------
             Reporting Person             Denotes              Date           Number              Price Per
          with Direct Beneficial         Third Mkt.             of              of             Share (including
                Ownership                  Trade            Transaction       Shares             commissions)
----------------------------------------------------------------------------------------------------------------
Relational Investors, L.P.                                    8/14/97          3,833               $16.75
Relational Investors, L.P.                  (T)               8/14/97         11,590               $16.75
Relational Investors, L.P.                                    9/15/97         18,508               $17.55
Relational Investors, L.P.                                    9/16/97         74,032               $16.77
Relational Investors, L.P.                                    9/17/97        169,656               $14.53
Relational Investors, L.P.                  (P)               9/17/97         77,116               $14.53
Relational Investors, L.P.                                    9/18/97         98,709               $14.06
Relational Investors, L.P.                  (P)               9/18/97         86,370               $14.06
Relational Investors, L.P.                                    9/19/97         74,339               $13.92
Relational Investors, L.P.                  (T)               9/19/97          9,254               $13.92
Relational Investors, L.P.                                    9/22/97         61,692               $13.94
Relational Investors, L.P.                                    9/23/97         13,635               $13.99
Relational Investors, L.P.                                    9/24/97         46,270               $13.92
Relational Investors, L.P.                                    9/29/97        107,963               $13.30
Relational Investors, L.P.                  (T)               9/29/97         27,762               $13.30
Relational Investors, L.P.                                    9/30/97        120,672               $13.42
Relational Investors, L.P.                  (T)               9/30/97        127,149               $13.42
Relational Investors, L.P.                                    10/1/97         18,659               $13.30
Relational Investors, L.P.                  (T)               10/1/97        185,819               $13.30
Relational Investors, L.P.                                    10/2/97         35,383               $13.33
Relational Investors, L.P.                  (T)               10/2/97        415,228               $13.33
Relational Investors, L.P.                                    10/3/97         66,508               $13.30
Relational Investors, L.P.                                    10/6/97         58,354               $13.76
Relational Investors, L.P.                                    10/7/97         87,708               $14.08
Relational Investors, L.P.                                    10/8/97        109,596               $14.09
Relational Investors, L.P.                  (T)               10/8/97        232,854               $14.09
Relational Investors, L.P.                  (T)               10/9/97        317,441               $14.05

Relational Fund Partners, LP                                  8/14/97            613               $16.75
Relational Fund Partners, LP                (T)               8/14/97          1,855               $16.75
Relational Fund Partners, LP                                  9/15/97          2,961               $17.55
Relational Fund Partners, LP                                  9/16/97         11,845               $16.77
Relational Fund Partners, LP                                  9/17/97         27,145               $14.53
Relational Fund Partners, LP                (P)               9/17/97         12,338               $14.53
Relational Fund Partners, LP                                  9/18/97         15,793               $14.06
Relational Fund Partners, LP                (P)               9/18/97         13,819               $14.06
Relational Fund Partners, LP                                  9/19/97         11,894               $13.92
Relational Fund Partners, LP                (T)               9/19/97          1,481               $13.92
Relational Fund Partners, LP                                  9/22/97          9,871               $13.94
Relational Fund Partners, LP                                  9/23/97          2,181               $13.99
Relational Fund Partners, LP                                  9/24/97          7,403               $13.93
Relational Fund Partners, LP                                  9/29/97         17,273               $13.30
----------------------------------------------------------------------------------------------------------------

                         EXHIBIT 1 - SIXTY DAYS DETAIL


----------------------------------------------------------------------------------------------------------------
             Reporting Person             Denotes              Date           Number              Price Per
          with Direct Beneficial         Third Mkt.             of              of             Share (including
                Ownership                  Trade            Transaction       Shares             commissions)
----------------------------------------------------------------------------------------------------------------
Relational Fund Partners, LP                (T)               9/29/97          4,442               $13.30
Relational Fund Partners, LP                                  9/30/97         19,307               $13.42
Relational Fund Partners, LP                (T)               9/30/97         20,343               $13.42
Relational Fund Partners, LP                                  10/1/97          1,533               $13.30
Relational Fund Partners, LP                (T)               10/1/97         15,266               $13.30
Relational Fund Partners, LP                                  10/2/97          2,907               $13.33
Relational Fund Partners, LP                (T)               10/2/97         34,112               $13.33
Relational Fund Partners, LP                                  10/3/97          5,464               $13.30
Relational Fund Partners, LP                                  10/6/97          5,037               $13.76
Relational Fund Partners, LP                                  10/7/97          8,195               $14.08
Relational Fund Partners, LP                                  10/8/97         10,240               $14.09
Relational Fund Partners, LP                (T)               10/8/97         21,756               $14.09
Relational Fund Partners, LP                (T)               10/9/97         26,079               $14.05

Relational Coast Partners, LP                                 8/14/97            359               $16.75
Relational Coast Partners, LP               (T)               8/14/97          1,085               $16.75
Relational Coast Partners, LP                                 9/15/97          1,734               $17.55
Relational Coast Partners, LP                                 9/16/97          6,933               $16.77
Relational Coast Partners, LP                                 9/17/97         15,889               $14.53
Relational Coast Partners, LP               (P)               9/17/97          7,222               $14.53
Relational Coast Partners, LP                                 9/18/97          9,244               $14.06
Relational Coast Partners, LP               (P)               9/18/97          8,089               $14.06
Relational Coast Partners, LP                                 9/19/97          6,962               $13.92
Relational Coast Partners, LP               (T)               9/19/97            867               $13.92
Relational Coast Partners, LP                                 9/22/97          5,778               $13.94
Relational Coast Partners, LP                                 9/23/97          1,277               $13.99
Relational Coast Partners, LP                                 9/24/97          4,333               $13.92
Relational Coast Partners, LP                                 9/29/97         10,111               $13.30
Relational Coast Partners, LP               (T)               9/29/97          2,600               $13.30
Relational Coast Partners, LP                                 9/30/97         11,301               $13.42
Relational Coast Partners, LP               (T)               9/30/97         11,908               $13.42
Relational Coast Partners, LP                                 10/1/97            631               $13.30
Relational Coast Partners, LP               (T)               10/1/97          6,284               $13.30
Relational Coast Partners, LP                                 10/2/97          1,197               $13.33
Relational Coast Partners, LP               (T)               10/2/97         14,042               $13.33
Relational Coast Partners, LP                                 10/3/97          2,249               $13.30
Relational Coast Partners, LP                                 10/6/97          2,366               $13.77
Relational Coast Partners, LP                                 10/7/97          4,563               $14.08
Relational Coast Partners, LP                                 10/8/97          5,701               $14.09
Relational Coast Partners, LP               (T)               10/8/97         12,113               $14.09
Relational Coast Partners, LP               (T)               10/9/97         10,735               $14.05
----------------------------------------------------------------------------------------------------------------

                         EXHIBIT 1 - SIXTY DAYS DETAIL


----------------------------------------------------------------------------------------------------------------
             Reporting Person             Denotes              Date           Number              Price Per
          with Direct Beneficial         Third Mkt.             of              of             Share (including
                Ownership                  Trade            Transaction       Shares             commissions)
----------------------------------------------------------------------------------------------------------------
Relational Partners LP                                        8/14/97          1,195               $16.75
Relational Partners LP                      (T)               8/14/97          3,613               $16.75
Relational Partners LP                                        9/15/97          5,769               $17.55
Relational Partners LP                                        9/16/97         23,078               $16.77
Relational Partners LP                                        9/17/97         52,887               $14.53
Relational Partners LP                      (P)               9/17/97         24,039               $14.53
Relational Partners LP                                        9/18/97         30,771               $14.06
Relational Partners LP                      (P)               9/18/97         26,924               $14.06
Relational Partners LP                                        9/19/97         23,174               $13.92
Relational Partners LP                      (T)               9/19/97          2,885               $13.92
Relational Partners LP                                        9/22/97         19,232               $13.94
Relational Partners LP                                        9/23/97          4,250               $13.99
Relational Partners LP                                        9/24/97         14,424               $13.92
Relational Partners LP                                        9/29/97         33,655               $13.30
Relational Partners LP                      (T)               9/29/97          8,654               $13.30
Relational Partners LP                                        9/30/97         37,617               $13.42
Relational Partners LP                      (T)               9/30/97         39,636               $13.42
Relational Partners LP                                        10/1/97          2,900               $13.30
Relational Partners LP                      (T)               10/1/97         28,884               $13.30
Relational Partners LP                                        10/2/97          5,500               $13.33
Relational Partners LP                      (T)               10/2/97         64,542               $13.33
Relational Partners LP                                        10/3/97         10,338               $13.30
Relational Partners LP                                        10/6/97          8,334               $13.76
Relational Partners LP                                        10/7/97         10,638               $14.08
Relational Partners LP                                        10/8/97         13,293               $14.09
Relational Partners LP                      (T)               10/8/97         28,243               $14.09
Relational Partners LP                      (T)               10/9/97         49,343               $14.05

Relational Investors, LLC                                     8/14/97            213               $16.75
Relational Investors, LLC                   (T)               8/14/97            644               $16.75
Relational Investors, LLC                                     9/15/97          1,028               $17.55
Relational Investors, LLC                                     9/16/97          4,112               $16.77
Relational Investors, LLC                                     9/17/97          9,424               $14.53
Relational Investors, LLC                   (P)               9/17/97          4,284               $14.53
Relational Investors, LLC                                     9/18/97          5,483               $14.06
Relational Investors, LLC                   (P)               9/18/97          4,798               $14.06
Relational Investors, LLC                                     9/19/97          4,130               $13.92
Relational Investors, LLC                   (T)               9/19/97            514               $13.92
Relational Investors, LLC                                     9/22/97          3,427               $13.94
Relational Investors, LLC                                     9/23/97            757               $13.99
Relational Investors, LLC                                     9/24/97          2,570               $13.92
Relational Investors, LLC                                     9/29/97          5,998               $13.30
----------------------------------------------------------------------------------------------------------------

                         EXHIBIT 1 - SIXTY DAYS DETAIL


----------------------------------------------------------------------------------------------------------------
             Reporting Person             Denotes              Date           Number              Price Per
          with Direct Beneficial         Third Mkt.             of              of             Share (including
                Ownership                  Trade            Transaction       Shares             commissions)
----------------------------------------------------------------------------------------------------------------
Relational Investors, LLC                   (T)               9/29/97           1,542              $13.30
Relational Investors, LLC                                     9/30/97           6,704              $13.42
Relational Investors, LLC                   (T)               9/30/97           7,063              $13.42
Relational Investors, LLC                                     10/1/97             376              $13.30
Relational Investors, LLC                   (T)               10/1/97           3,748              $13.30
Relational Investors, LLC                                     10/2/97             714              $13.33
Relational Investors, LLC                   (T)               10/2/97           8,375              $13.33
Relational Investors, LLC                                     10/3/97           1,341              $13.30
Relational Investors, LLC                                     10/6/97           1,209              $13.76
Relational Investors, LLC                                     10/7/97           1,896              $14.08
Relational Investors, LLC                                     10/8/97           2,370              $14.09
Relational Investors, LLC                   (T)               10/8/97           5,034              $14.09
Relational Investors, LLC                   (T)               10/9/97           6,402              $14.05
----------------------------------------------------------------------------------------------------------------





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